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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                             --------------------


                                  FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 1, 1997
                                                        -----------

                              Budget Group, Inc.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                        0-78274                  59-3227576
-------------------           ----------------         -----------------
(State of other jurisdiction    (Commission               (IRS Employer
    of incorporation)           File Number)            Identification No.)


 125 Basin Street, Suite 210, Daytona Beach, FL               32114
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    (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (904) 238-7035
                                                   --------------

                           Team Rental Group, Inc.
                   ---------------------------------------
                                (former name)

                       This document consists of 5 pages

                        The Exhibit Index is at page 4

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Item 5. Other Events

        This Amendment is intended to refile the audit report of Deloitte & Touche related to the financial statements of ValCar that omitted the name of the independent auditors.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             99.1 -   Report of Deloitte & Touche









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                                  SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BUDGET GROUP, INC.
                                (Registrant)

Date:  May 1, 1997              By: /s/ Sanford Miller
                                   ----------------------------
                                        Sanford Miller
                                        Chairman and Chief Executive Officer





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                                EXHIBIT INDEX


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Exhibit Number and Description                                  Page
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
99.1 - Report of Deloitte & Touche

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